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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 3, 2003

                                   ----------


                                  AVIALL, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                      1-12380                65-0433083
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

     2750 REGENT BOULEVARD                                         75261
      DFW AIRPORT, TEXAS                                         (Zip Code)
     (Address of principal
      executive offices)

       Registrant's telephone number, including area code: (972) 586-1000

                                 Not Applicable
          (Former name or former address, if changed since last report)



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ITEM 9.  REGULATION FD DISCLOSURE.

         On February 3, 2003, Aviall, Inc. issued a press release announcing its financial results for the quarter and fiscal year ended December 31, 2002. The press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

         On February 3, 2003, Aviall, Inc. also hosted a conference call to discuss its financial results for the quarter and fiscal year ended December 31, 2002. A recording of the conference call can be accessed by dialing 1-800-691-4867 (toll-free) or 1-402-220-0292 (toll). The recording of the conference call will be available until 6 p.m., Eastern Standard Time, on Friday, February 8, 2003.


                                    * * * * *

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             AVIALL, INC.


                                             By:    /s/ Colin M. Cohen
                                                    ----------------------------
                                             Name:  Colin M. Cohen
                                             Title: Vice President and Chief
                                                    Financial Officer

Date:  February 4, 2003


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                                INDEX TO EXHIBITS

Exhibit No.                Description
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
99.1                       Press Release, dated February 3, 2003